EXHIBIT 10.8

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of November 6, 2015, by and among BROADSTONE NET LEASE, LLC (the “Borrower”), BROADSTONE NET LEASE, INC. (the “Parent”), each of the Lenders party hereto and MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Parent, the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of October 2, 2012 (as amended including by (i) that certain First Amendment to Credit Agreement dated as of June 27, 2014 by and among the Borrower, the Parent, certain Lenders, the Administrative Agent and the other parties thereto and (ii) that certain Second Amendment to Credit Agreement and Agreement Regarding Commitment Increases and Additional Term Loans dated as of December 22, 2014 by and among the Borrower, the Parent, certain Lenders, the Administrative Agent and the other parties thereto, and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”);

WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. Upon the effectiveness of this Amendment, the parties hereto agree that the Credit Agreement shall be amended as follows:

(a) The Credit Agreement is amended by restating the following definitions contained in Section 1.1 thereof in their entirety as follows:

“Applicable Reserve Requirement” means, at any time, for any LIBOR Loan, the maximum rate, expressed as a decimal, at which reserves (including any basic marginal, special, supplemental, emergency or other reserves) are required to be maintained with respect thereto against “Eurocurrency liabilities” (as such term is defined in Regulation D) under regulations issued from time to time by the Board of Governors of the Federal Reserve System or other applicable banking regulator. Without limiting the effect of the foregoing, the Applicable Reserve Requirement shall reflect any other reserves that the Board of Governors of the Federal Reserve System or other applicable regulator require to be maintained by such member banks with respect to (a) any category of liabilities which includes deposits by reference to which Adjusted LIBOR or any other interest rate of a Loan is to be determined, or (ii) any category of extensions of credit or other assets which include LIBOR Loans. A LIBOR Loan shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credit for proration, exceptions or offsets that may be available from time to time to the applicable Lender. The rate of interest on LIBOR Loans shall be adjusted automatically on and as of the effective date of any change in the Applicable Reserve Requirement.

“Capitalization Rate” means 7.75%.

“Existing Term Loan Agreements” means (i) that certain Term Loan Agreement, dated as of May 24, 2013, by and among the Borrower, the Parent, the lenders party thereto, Regions Bank, as administrative agent, and the other parties thereto and (ii) that certain Term Loan Agreement dated as of the Third Amendment Date by and among the Borrower, the Parent, the lenders party thereto, SunTrust Bank, as administrative agent, and the other parties thereto, in the case of clauses (i) and (ii), as the same may be amended, extended, supplemented, restated, refinanced or replaced in writing from time to time so long as it contains restrictions on encumbering assets and other material actions of the Loan Parties that are no more restrictive than those restrictions contained in the Loan Documents.

“Financial Officer” means with respect to the Parent, the Borrower or any Subsidiary, the chief executive officer, the chief financial officer, the chief accounting officer, the chief operating officer, if any, and the vice president of finance of the Parent, the Borrower or such Subsidiary.

“Governmental Authority” means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, administrative, public or statutory instrumentality, authority, body, agency, bureau, commission, board, department or other entity (including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Federal Reserve Board, any central bank, any supra-national bodies such as the European Union or the European Central Bank, or any comparable authority) or any arbitrator with authority to bind a party at law.

“Investment Grade Rating Date” means, at any time after the Borrower has received an Investment Grade Rating from any Rating Agency, the date specified by the Borrower as the date on which the Borrower irrevocably elects, in a written notice to the Administrative Agent, to have the Applicable Margin based on the Borrower’s Credit Rating and to have the facility fee set forth in Section 3.5.(c) based on such Investment Grade Rating.

“LIBOR” means, for any Interest Period with respect to a LIBOR Loan, the rate appearing on Reuters Screen LIBOR01 page (or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such service or if such page or service ceases to display such information from such other service or method as the Administrative Agent may select) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period; provided that if the rate is less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Nonconforming Features” has the meaning given that term in Section 4.1(c).

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

(b) The Credit Agreement is further amended by restating clause (b) (but not the table set forth below such clause) of the definition of “Applicable Margin” in its entirety as follows:

(b) On, and at all times after, the Investment Grade Rating Date, the percentage rate set forth in the table below corresponding to the level (each a “Level”)

into which the Borrower’s Credit Rating then falls. Any change in the Borrower’s Credit Rating, as applicable, which would cause it to move to a different Level shall be effective as of the first day of the first calendar month immediately following receipt by the Administrative Agent of written notice delivered by the Borrower in accordance with Section 9.4.(r) that the Borrower’s Credit Rating has changed; provided, however, if the Borrower has not delivered the notice required by such Section but the Administrative Agent becomes aware that the Borrower’s Credit Rating has changed, then the Administrative Agent may, in its sole discretion, adjust the Level effective as of the first day of the first calendar month following the date the Administrative Agent becomes aware that the Borrower’s Credit Rating has changed. During any period that the Borrower has received two Credit Ratings that are not equivalent, the Applicable Margin shall be determined based on the Level corresponding to the higher of such Credit Ratings (with Level 1 being the highest and Level 5 being the lowest). During any period for which the Borrower, as applicable, has received a Credit Rating from only one Rating Agency, then the Applicable Margin shall be determined based on such Credit Rating. During any period that the Borrower has not received a Credit Rating from either Rating Agency the Applicable Margin shall be determined based on Level 5. The provisions of this clause (b) shall be subject to Section 2.4.(c).

(c) The Credit Agreement is further amended by amending the definition of “Interest Period” to replace the reference to “Revolving Loan Termination Date” with “Revolving Termination Date”.

(d) The Credit Agreement is further amended by adding the following definitions to Section 1.1 thereof in the appropriate alphabetical location:

“Anti-Corruption Laws” means all Applicable Laws of any jurisdiction concerning or relating to bribery, corruption or money laundering, including without limitation, the Foreign Corrupt Practices Act of 1977, as amended.

“Anti-Terrorism Laws” has the meaning given that term in Section 7.1.(aa).

“Patriot Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

“Permitted Negative Pledge” means (a) any Negative Pledge contained in an Existing Term Loan Agreement as in effect on the date hereof and (b) a Negative Pledge contained in any agreement that evidences unsecured Indebtedness which contains restrictions on encumbering assets that are substantially similar to, or no more restrictive than, those restrictions contained in the Loan Documents.

“Sanctioned Country” means, at any time, a country or territory which is, or whose government is, the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by any Governmental Authority of the United States of America, including without limitation, OFAC or the U.S. Department of State, or by the United Nations Security Council, the European Union or any other Governmental Authority, (b) any Person located, operating, organized or resident in a Sanctioned Country, (c) an agency of the government of a Sanctioned County or (d) any Person Controlled by any Person or agency described in any of the preceding clauses (a) through (c).

“Sanctions” means any sanctions or trade embargoes imposed, administered or enforced by any Governmental Authority of the United States of America, including without limitation, OFAC or the U.S. Department of State, or by the United Nations Security Council, the European Union or any other Governmental Authority.

“Third Amendment Date” means November [6], 2015.

“Trading with the Enemy Act” has the meaning given that term in Section 7.1.(aa).

(e) The Credit Agreement is further amended by restating Section 2.7.(b)(ii) thereof in its entirety as follows:

(ii) Maximum Availability Overadvance. If at any time the aggregate principal amount of all outstanding Loans together with the aggregate amount of all Letter of Credit Liabilities and all other Total Unsecured Indebtedness exceeds the Maximum Availability, the Borrower shall within five (5) days of the Borrower obtaining knowledge of the occurrence of any such excess, deliver to the Administrative Agent for prompt distribution to each Lender a written plan to eliminate such excess. Such excess shall be paid (unless otherwise eliminated) within 15 days of the Borrower obtaining knowledge of the occurrence thereof or by the date specified in the Borrower’s written plan to the extent such plan is acceptable to all of the Lenders. Notwithstanding the foregoing, to the extent such excess was caused by a change in the Applicable Mortgage Constant and the Applicable Mortgage Constant exceeds 14% for 14 consecutive days, then, until the date that the Applicable Mortgage Constant falls below 14%, the Applicable Mortgage Constant for purposes of this Section shall be deemed to be an average of the Applicable Mortgage Constant for each day determined for the 30 day period ending on such date of determination.

(f) The Credit Agreement is further amended by restating Section 2.13.(b) thereof in its entirety as follows:

(b) the aggregate principal amount of all outstanding Loans together with aggregate amount of all Letter of Credit Liabilities and all other Total Unsecured Indebtedness, would exceed the Maximum Availability at such time.

(g) The Credit Agreement is further amended by restating Section 3.10.(d) thereof in its entirety as follows:

(d) Patriot Act Notice; Compliance. In order for the Administrative Agent to comply with the Patriot Act, prior to any Lender or Participant that is organized under the laws of a jurisdiction outside of the United States of America becoming a party hereto, the Administrative Agent may request, and such Lender or Participant shall provide to the Administrative Agent, its name, address, tax identification number and/or such other identification information as shall be necessary for the Administrative Agent to comply with federal law.

(h) The Credit Agreement is further amended by restating Section 4.2.(b) thereof in its entirety as follows:

(b) The representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) immediately prior to and after giving effect to such Property Release with the same force and effect as if made on and as of such date except to the extent (i) that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date), and (ii) of changes in factual circumstances resulting from transactions permitted by the Loan Documents;

(i) The Credit Agreement is further amended by restating Section 4.2.(d) thereof in its entirety as follows:

(d) After giving effect to such Property Release, the number of Borrowing Base Properties shall be at least 100, and the aggregate Unencumbered Eligible Property Values of such Borrowing Base Properties shall be at least $300,000,000. Delivery by the Borrower to the Administrative Agent of a request for a Property Release shall constitute a representation by the Borrower that the matters set forth in the immediately preceding clauses (a) and (b) (both as of the date of the giving of such request and as of the date of the effectiveness of such request) are true and correct with respect to such request.

(j) The Credit Agreement is further amended by restating Section 5.1.(a) thereof in its entirety as follows:

(a) Capital Adequacy. If any Lender determines that compliance with any law or regulation (including any Regulatory Change) or with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) affects or would affect the amount of capital or liquidity required or expected to be maintained by such Lender, or any corporation controlling such Lender, as a consequence of, or with reference to, such Lender’s Commitments or its making or maintaining Loans below the rate which such Lender or such corporation controlling such Lender could have achieved but for such compliance (taking into account the policies of such Lender or such corporation with regard to capital), then the Borrower shall, from time to time, within thirty (30) days after written demand by such Lender, pay to such Lender additional amounts sufficient to compensate such Lender or such corporation controlling such Lender to the extent that such Lender determines such increase in capital is allocable to such Lender’s obligations hereunder.

(k) The Credit Agreement is further amended by restating Section 7.1.(x) thereof in its entirety as follows:

(x) OFAC. None of the Parent, the Borrower, any of the other Loan Parties, any of the other Subsidiaries, or to the Parent’s and the Borrower’s knowledge, any other Affiliate of the Parent: (i) is a person named on the list of Specially Designated Nationals or Blocked Persons maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control available at http://www.treas.gov/offices/enforcement/ofac/index.shtml or as otherwise published from time to time; (ii) is (A) an agency of the government of a country, (B) an organization controlled by a country, or (C) a person resident in a country that is subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/enforcement/ofac/index.shtml, or as otherwise published from time to time, as such program may be applicable to such agency, organization or person; or (iii) derives any of its assets or operating income from investments in or transactions with any such country, agency, organization or person; and none of the proceeds from any Loan, and no Letter of Credit, will be used to finance any operations, investments or activities in, or make any payments to, any such country, agency, organization, or person.

(l) The Credit Agreement is further amended by adding Section 7.1.(aa) as follows:

(aa) Anti-Corruption Laws and Sanctions; Anti-Terrorism Laws. None of the Parent, the Borrower, any Subsidiary or, to the knowledge of the Parent and the Borrower, any of their respective directors, officers, employees and agents (i) is an “enemy” or an “ally of the enemy” within the meaning of Section 2 of the Trading with the Enemy Act of the United States, 50 U.S.C. App. §§ 1 et seq., as amended (the “Trading with the Enemy Act”) or (ii) is in violation of (A) the Trading with the Enemy Act, (B) any of the foreign assets control regulations of the United States Treasury Department or any enabling legislation or executive order relating thereto, including without limitation, Executive Order No. 13224, effective as of September 24, 2001 relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (C) the Patriot Act (collectively, the “Anti-Terrorism Laws”). The Parent has implemented and maintains in effect policies and procedures designed to ensure compliance by the Parent, the Borrower, their respective Subsidiaries and their respective directors, officers, employees and agents (in the case of directors, officers, employees and agents, acting solely in their capacity as such for the Parent, the Borrower or a Subsidiary, as applicable) with Anti-Corruption Laws, Anti-Terrorism Laws and applicable Sanctions, in each case to the extent applicable to such Persons. The Parent, the Borrower, their respective Subsidiaries and, to the knowledge of the Parent and the Borrower, their respective directors, officers, employees and agents (in the case of directors, officers, employees and agents, acting solely in their capacity as such for the Parent, the Borrower or a Subsidiary, as applicable) are in compliance with Anti-Corruption Laws, Anti-Terrorism Laws and applicable Sanctions in all material respects and to the extent applicable to such Persons. None of the Parent, the Borrower or any of their respective Subsidiaries is, or derives any of its assets or operating income from investments in or transactions with, a Sanctioned Person and, to the knowledge of the Parent and the Borrower, none of the respective directors, officers, employees or agents of the Parent, the Borrower or any of their respective Subsidiaries is a Sanctioned Person.

(m) The Credit Agreement is further amended by restating Section 8.2. thereof in its entirety as follows:

Section 8.2. Compliance with Applicable Law.

The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, comply with all Applicable Law, including the obtaining of all Governmental Approvals, the failure with which to comply or obtain could reasonably be expected to have a Material Adverse Effect. The Parent will maintain in effect and enforce policies and procedures designed to ensure compliance by the Parent, the

Borrower, their respective Subsidiaries and their respective directors, officers, employees and agents (in the case of directors, officers, employees and agents, acting solely in their capacity as such for the Parent, the Borrower or a Subsidiary, as applicable) with Anti-Corruption Laws, Anti-Terrorism Laws and applicable Sanctions, in each case to the extent applicable to such Persons.

(n) The Credit Agreement is further amended by restating Section 8.8. thereof in its entirety as follows:

Section 8.8. Use of Proceeds.

The Borrower will use the proceeds of Loans to finance capital expenditures, to acquire properties, to repay Indebtedness of the Borrower and its Subsidiaries, to provide for the general working capital needs of the Borrower and its Subsidiaries and for other general corporate purposes of the Borrower and its Subsidiaries. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, use any part of such proceeds to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stock. The Parent and the Borrower shall not use, and shall ensure that their respective Subsidiaries and their respective directors, officers, employees and agents (in the case of directors, officers, employees and agents, acting solely in their capacity as such for the Parent, the Borrower or a Subsidiary, as applicable) shall not use, the proceeds of any Loan or any Letter of Credit in any manner that would result in a violation of any applicable Anti-Corruption Laws, Anti-Terrorism Laws or Sanctions.

(o) The Credit Agreement is further amended by restating Section 8.12.(b) thereof in its entirety as follows:

(b) The Borrower may request in writing that the Administrative Agent release, and upon receipt of such request the Administrative Agent shall release, a Guarantor (other than the Parent) from the Guaranty so long as: (i) such Guarantor is not required to be a party to the Guaranty under the immediately preceding subsection (a); (ii) no Default or Event of Default shall then be in existence or would occur as a result of such release, including without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in Section 10.1.; (iii) ) the representations and warranties made or deemed made by the Parent, the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of such release with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents; (iv) if, upon removal of such entity as a Guarantor, any Property would cease to be a Borrowing Base Property, the Borrower shall have complied with the requirements of Section 4.2., and (v) the Administrative Agent shall have received such written request at least 10 Business Days (or such shorter period as may be acceptable to the Administrative Agent) prior to the requested date of release. Delivery by the Borrower to the Administrative Agent of any such request shall constitute a representation by the Borrower that the matters set forth in the preceding sentence (both as of the date of the giving of such request and as of the date of the effectiveness of such request) are true and correct with respect to such request.

(p) The Credit Agreement is further amended by restating Sections 9.4.(e), 9.4.(f) and 9.4.(o) thereof in their entirety as follows:

(e) No later than forty-five (45) days before the end of each fiscal year of the Parent ending prior to the later of the Revolving Termination Date and the Term Loan Maturity Date, projected balance sheets, operating statements and sources and uses of cash of the Parent and its Subsidiaries on a consolidated basis for each quarter of the next succeeding fiscal year, all itemized in reasonable detail. The foregoing shall be accompanied by pro forma calculations, together with detailed assumptions, required to establish whether or not the Parent, and when appropriate its consolidated Subsidiaries, will be in compliance with the covenants contained in Sections 10.1. at the end of each fiscal quarter of the next succeeding fiscal year;

(f) Prior to February 1 of each year prior to the later of the Revolving Termination Date and the Term Loan Maturity Date, a property budget for each Borrowing Base Property for the coming fiscal year of the Parent; provided, however, if such Borrowing Base Property is subject to a Triple Net Lease, then only a 12-month forward rent roll shall be required;

(o) Promptly, upon each request, information identifying any Loan Party as a Lender may request in order to comply with the Patriot Act;

(q) The Credit Agreement is further amended by restating Section 9.6. thereof in its entirety as follows:

Section 9.6. USA Patriot Act Notice; Compliance.

Each Lender that is subject to the requirements of the Patriot Act hereby notifies the Parent and the Borrower that pursuant to the requirements of the Patriot Act, such Lender is required to obtain, verify and record certain information that identifies individuals or business entities which open an “account” with such financial institution. Consequently, a Lender (for itself and/or as Administrative Agent for all Lenders hereunder) may from time-to-time request, and the Parent and the Borrower shall, and shall cause the other Loan Parties to, provide to such Lender, such Loan Party’s name, address, tax identification number and/or such other identification information as shall be necessary for such Lender to comply with federal law. An “account” for this purpose may include, without limitation, a deposit account, cash management service, a transaction or asset account, a credit account, a loan or other extension of credit, and/or other financial services product.

(r) The Credit Agreement is further amended by restating Section 10.2. thereof in its entirety as follows:

Section 10.2. Negative Pledge.

(a) Neither the Parent nor the Borrower shall, and neither the Parent nor the Borrower shall permit any other Loan Party or Subsidiary to, (i) create, assume, incur, permit or suffer to exist any Lien on any Borrowing Base Asset or any direct or indirect ownership interest of the Borrower in any Person owning any Borrowing Base Asset, now owned or hereafter acquired, except for Permitted Liens or (ii) except for the Permitted Negative Pledges, permit any Borrowing Base Asset or any direct or indirect ownership interest of the Borrower or in any Person owning a Borrowing Base Asset, to be subject to a Negative Pledge if such Negative Pledge prohibits or purports to prohibit the creation of a Lien on such Borrowing Base Asset or ownership interest as security for the Obligations.

(b) Neither the Parent nor the Borrower, and neither the Parent nor the Borrower shall permit any other Loan Party or any other Subsidiary to, create, assume, or incur any Lien (other than Permitted Liens) upon any of its properties, assets, income or profits of any character whether now owned or hereafter acquired if immediately prior to the creation, assumption or incurring of such Lien, or immediately thereafter, a Default or Event of Default is or would be in existence, including without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in Section 10.1.

(c) If any Borrowing Base Asset becomes subject to a Lien causing such Borrowing Base Asset to no longer satisfy the definition of Eligible Property, Unencumbered Mortgage Receivable or Unencumbered Cash, as applicable, then the Borrower or the applicable Subsidiary shall cause the Obligations to be secured equally and ratably with all other obligations secured by such Lien, and in any case the Lenders shall have the benefit, to the full extent that and with such priority as, the Lenders may be entitled under Applicable Law, of an equitable Lien on such Borrowing Base Asset as security for the Obligations. The grant of a Lien pursuant to this Section 10.2.(c) shall not be deemed to cure any Default or Event of Default occurring as a result of such Borrowing Base Asset becoming subject to such Lien.

(s) The Credit Agreement is further amended by restating Section 10.3.(i) thereof in its entirety as follows:

(i)    with respect to clauses (a) through (d), those encumbrances or restrictions contained in (x) any Loan Document, (y) the Existing Term Loan Agreements or (z) any other agreement (A) evidencing Indebtedness that is not Secured Indebtedness which the Parent, the Borrower, any other Loan Party or any other Subsidiary may create, incur, assume or permit or suffer to exist under this Agreement and (B) containing encumbrances and restrictions imposed in connection with such Indebtedness that are either substantially similar to, or less restrictive than, the encumbrances and restrictions set forth in this Agreement;”

(t) The Credit Agreement is further amended by restating Section 11.1.(b)(i) thereof in its entirety as follows:

(i) Any Loan Party shall fail to perform or observe any term, covenant, condition or agreement on its part to be performed or observed and contained in Section 8.1. (solely with respect to the existence of the Borrower), Section 8.13., Article IX. or Article X.; or

(u) The Credit Agreement is further amended by restating Section 11.1.(d)(iii) thereof in its entirety as follows:

(iii) Any other event shall have occurred and be continuing beyond all applicable grace and cure periods, which, with or without the passage of time, the giving of notice, or otherwise, would permit any holder or holders of any Material Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person, to accelerate the maturity of any such Material Indebtedness or require any such Material Indebtedness to be prepaid or repurchased prior to its stated maturity (other than a mandatory prepayment resulting from the voluntary sale or condemnation of, or a casualty event with respect to, any Property securing such Material Indebtedness; provided that such sale, condemnation or event does not otherwise cause a Default or Event of Default hereunder and, with respect to any condemnation or casualty event, the Parent, the Borrower or such Subsidiary receives insurance proceeds with respect to such Property in an amount sufficient to repay such Material Indebtedness).

(v) The Credit Agreement is further amended by restating Section 11.1.(l)(ii) thereof in its entirety as follows:

(ii) During any period of 12 consecutive months ending after the Agreement Date, individuals who at the beginning of any such 12-month period constituted the Board of Directors of the Parent (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Parent was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Parent then in office;

(w) The Credit Agreement is further amended by restating Section 12.1. thereof in its entirety as follows:

Section 12.1. Appointment and Authorization.

Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to take such action as contractual representative on such Lender’s behalf and to exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Not in limitation of the foregoing, each Lender authorizes and directs the Administrative Agent to enter into the Loan Documents for the benefit of the Lenders. Each Lender hereby agrees that, except as otherwise set forth herein, any action taken by the Requisite Lenders in accordance with the provisions of this Agreement or the Loan Documents, and the exercise by the Requisite Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Nothing herein shall be construed to deem the Administrative Agent a trustee or fiduciary for any Lender or to impose on the Administrative Agent duties or obligations other than those expressly provided for herein. Without limiting the generality of the foregoing, the use of the terms “Agent”, “Administrative Agent”, “agent” and similar terms in the Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, use of such terms is merely a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The

Administrative Agent shall deliver to each Lender, promptly upon receipt thereof by the Administrative Agent, copies of each of the financial statements, certificates, notices and other documents delivered to the Administrative Agent pursuant to Article IX. that the Parent and the Borrower are not otherwise required to deliver directly to the Lenders. The Administrative Agent will furnish to any Lender, upon the request of such Lender, a copy (or, where appropriate, an original) of any document, instrument, agreement, certificate or notice furnished to the Administrative Agent by the Parent, the Borrower, any other Loan Party or any other Affiliate of the Parent, pursuant to this Agreement or any other Loan Document not already delivered to such Lender pursuant to the terms of this Agreement or any such other Loan Document. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of any of the Obligations), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders (or all of the Lenders if explicitly required under any other provision of this Agreement), and such instructions shall be binding upon all Lenders and all holders of any of the Obligations; provided, however, that, notwithstanding anything in this Agreement to the contrary, the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or any other Loan Document or Applicable Law. Not in limitation of the foregoing, the Administrative Agent may exercise any right or remedy it or the Lenders may have under any Loan Document upon the occurrence of a Default or an Event of Default unless the Requisite Lenders (or, if required by the Loan Documents, all Lenders) have directed the Administrative Agent otherwise. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Requisite Lenders, or where applicable, all the Lenders.

(x) The Credit Agreement is further amended by adding the following to the end of Section 13.10.(a) thereof:

“No Indemnified Party referred to above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnified Party as determined by a court of competent jurisdiction in a final, non-appealable judgment.”

(y) The Term Loan Agreement is amended by deleting the reference to “Sections 3.10., 5.1., 5.4., 12.6., 13.2. and 13.10.” in Section 13.11. thereof and replacing it with “Sections 3.10., 5.1., 5.4., 12.6., 13.2., 13.3. and 13.10.”.

(z) The Credit Agreement is further amended by restating Section 13.17. thereof in its entirety as follows:

Section 13.17. Limitation of Liability.

None of the Administrative Agent, the Issuing Bank, any Lender, or any of their respective Related Parties shall have any liability with respect to, and each of the Parent and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, consequential or punitive damages suffered or incurred by the Parent or the Borrower in connection with, arising out of, or in any way related to, this Agreement, or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Each of the Parent and the Borrower hereby waives, releases, and agrees not to sue the Administrative Agent or any Lender or any of the Administrative Agent’s or any Lender’s Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement, any of the other Loan Documents, or any of the transactions contemplated by this Agreement or financed hereby.

Section 2. Conditions Precedent. The effectiveness of this Amendment, is subject to receipt by the Administrative Agent of the following, each in form and substance satisfactory to the Administrative Agent:

(a) a counterpart of this Amendment duly executed by the Borrower, the Parent, the Administrative Agent and the Requisite Lenders;

(b) a Guarantor Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor;

(c) evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent have been paid; and

(d) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Representations. Each of the Parent and the Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) Authorization. This Amendment has been duly authorized by all necessary limited liability company action of the Borrower and all corporate action of the Parent, and the Parent has the requisite power and authority to execute and deliver on behalf of itself and the Borrower this Amendment. Each of the Borrower and the Parent has the requisite power and authority to perform this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by the Borrower and the Parent and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower and the Parent enforceable against the Borrower and the Parent in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b) Compliance with Laws, etc. The execution and delivery by the Borrower and the Parent of this Amendment and the performance by the Borrower and the Parent of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approvals or violate any Applicable Laws (including all Environmental Laws) relating to the Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Parent, the Borrower or any other Loan Party, or any material indenture, agreement or other instrument to which the Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties are bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Parent, the Borrower or any other Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders.

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof, nor will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations by Borrower and Parent. Each of the Parent and the Borrower hereby repeats and reaffirms all representations and warranties made by the Parent and the Borrower to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable, documented out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendment contained in Section 1 hereof shall be deemed to have prospective application only from the date this Amendment becomes effective. The Credit Agreement, as herein amended, is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement, as herein amended, or any other Loan Document.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Signatures hereto delivered by facsimile transmission, emailed .pdf file or other similar forms of electronic transmission shall be deemed original signatures, which hereby may be relied upon by all parties and shall be binding on the respective signor.

Section 11. Loan Documents. This Amendment and the executed Guarantor Acknowledgement substantially in the form attached hereto as Exhibit A shall be deemed to be “Loan Documents” for all purposes under the Credit Agreement and the other Loan Documents.

Section 12. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement, as amended by this Amendment.

[Signatures Commence on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be executed as of the date first above written.

THE BORROWER:

BROADSTONE NET LEASE, LLC

By:	Broadstone Net Lease, Inc., Managing Member

By:	/s/ Chris Czarnecki
	Name:	Chris Czarnecki
	Title:	Chief Financial Officer

THE PARENT:

BROADSTONE NET LEASE, INC.

By:	/s/ Chris Czarnecki
	Name:	Chris Czarnecki
	Title:	Chief Financial Officer

[Signatures Continued on Next Page]

THE ADMINISTRATIVE AGENT AND THE LENDERS:

MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent and as a Lender

By:	/s/ Lisa Plescia
	Name:	Lisa Plescia
	Title:	Vice President

[Signatures Continued on Next Page]

[Signature Page to Third Amendment to Credit Agreement for Broadstone Net Lease LLC]

REGIONS BANK, as a Lender

By:	/s/ Paul E. Burgan
	Name:	Paul E. Burgan
	Title:	Vice President

[Signatures Continued on Next Page]

[Signature Page to Third Amendment to Credit Agreement for Broadstone Net Lease LLC]

BANK OF MONTREAL, as a Lender

By:	/s/ Aaron Lanski
	Name:	Aaron Lanski
	Title:	Managing Director

[Signatures Continued on Next Page]

[Signature Page to Third Amendment to Credit Agreement for Broadstone Net Lease LLC]

CITIZENS BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Diane Vandenplas
	Name:	Diane Vandenplas
	Title:	Vice President

[Signatures Continued on Next Page]

[Signature Page to Third Amendment to Credit Agreement for Broadstone Net Lease LLC]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrew W. Hussion
	Name:	Andrew W. Hussion
	Title:	Vice President

[Signatures Continued on Next Page]

[Signature Page to Third Amendment to Credit Agreement for Broadstone Net Lease LLC]

SUNTRUST BANK, as a Lender

By:	/s/ Francine Glandt
	Name:	Francine Glandt
	Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement for Broadstone Net Lease LLC]

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of November 6, 2015 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of Manufacturer and Traders Trust Company, as Administrative Agent (the “Administrative Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Broadstone Net Lease, LLC (the “Borrower”), Broadstone Net Lease, Inc. (the “Parent”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of October 2, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of October 2, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Parent, the Administrative Agent and certain of the Lenders are to enter into the Third Amendment to Credit Agreement dated as of the date hereof (the “Third Amendment”), to amend the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Third Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Third Amendment, shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Signatures hereto delivered by facsimile transmission, emailed .pdf file or other similar forms of electronic transmission shall be deemed original signatures, which hereby may be relied upon by all parties and shall be binding on the respective signor.

[Signatures on Next Page]

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS:

BROADSTONE NET LEASE, INC.

By:
Name:
Title:

[Signatures Continued on Next Page]

BROADSTONE 2020EX TEXAS, LLC,
a New York limited liability company
BROADSTONE AI MICHIGAN, LLC,
a New York limited liability company
BROADSTONE APLB BRUNSWICK, LLC,
a New York limited liability company
BROADSTONE APLB MINNESOTA, LLC,
a New York limited liability company
BROADSTONE APLB SARASOTA, LLC,
a New York limited liability company
BROADSTONE APLB VIRGINIA, LLC,
a New York limited liability company
BROADSTONE ASDCW TEXAS, LLC,
a New York limited liability company
BROADSTONE BFW MINNESOTA, LLC,
a New York limited liability company
BROADSTONE BK EMPORIA, LLC,
a New York limited liability company
BROADSTONE BK VIRGINIA, LLC,
a New York limited liability company
BROADSTONE BNR ARIZONA, LLC,
a New York limited liability company
BROADSTONE CABLE, LLC,
a New York limited liability company

By: Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By: Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to Guarantor Acknowledgement for Third Amendment to Credit Agreement

for Broadstone Net Lease LLC]

BROADSTONE CFW TEXAS, LLC,
a New York limited liability company
BROADSTONE DQ VIRGINIA, LLC
a New York limited liability company
BROADSTONE EA OHIO, LLC,
a New York limited liability company
BROADSTONE EO BIRMINGHAM I, LLC,
a New York limited liability company
BROADSTONE EO BIRMINGHAM II, LLC,
a New York limited liability company
BROADSTONE EWD ILLINOIS, LLC,
a New York limited liability company
BROADSTONE FDT WISCONSIN, LLC,
a New York limited liability company
BROADSTONE FILTER, LLC,
a New York limited liability company
BROADSTONE FMFP TEXAS B2, LLC,
a New York limited liability company
BROADSTONE FMFP TEXAS B3, LLC,
a New York limited liability company
BROADSTONE GCSC FLORIDA, LLC,
a New York limited liability company
BROADSTONE JLC MISSOURI, LLC,
a New York limited liability company
BROADSTONE KNG OKLAHOMA, LLC,
a New York limited liability company
BROADSTONE LGC NORTHEAST, LLC,
a New York limited liability company
BROADSTONE MCW WISCONSIN, LLC,
a New York limited liability company
BROADSTONE PJ RLY,
a New York limited liability company
BROADSTONE MD OKLAHOMA, LLC,
a New York limited liability company
BROADSTONE MED FLORIDA, LLC,
a New York limited liability company

By: Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By: Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to Guarantor Acknowledgement for Third Amendment to Credit Agreement

for Broadstone Net Lease LLC]

BROADSTONE NDC FAYETTEVILLE, LLC,
a New York limited liability company
BROADSTONE SEC NORTH CAROLINA, LLC,
a New York limited liability company
BROADSTONE NI NORTH CAROLINA, LLC,
a New York limited liability company
BROADSTONE PCSC TEXAS, LLC,
a New York limited liability company
BROADSTONE PY CINCINNATI, LLC,
a New York limited liability company
BROADSTONE RM MISSOURI, LLC,
a New York limited liability company
BROADSTONE ROLLER, LLC,
a New York limited liability company
BROADSTONE SOE RALEIGH, LLC,
a New York limited liability company
BROADSTONE SNC OK TX, LLC,
a New York limited liability company
BROADSTONE TA TENNESSEE, LLC,
a New York limited liability company
BROADSTONE TB JACKSONVILLE, LLC,
a New York limited liability company
BROADSTONE TB SOUTHEAST, LLC,
a New York limited liability company
BROADSTONE TB TN, LLC,
a Delaware limited liability company
BROADSTONE TR FLORIDA, LLC,
a New York limited liability company
BROADSTONE IELC TEXAS, LLC,
a New York limited liability company

By: Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By: Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to Guarantor Acknowledgement for Third Amendment to Credit Agreement

for Broadstone Net Lease LLC]

BROADSTONE TSGA KENTUCKY, LLC,
a New York limited liability company
BROADSTONE WI ALABAMA, LLC,
a New York limited liability company
BROADSTONE WI APPALACHIA, LLC,
a New York limited liability company
BROADSTONE WI EAST, LLC,
a New York limited liability company
BROADSTONE AUGUST FAMILY UPREIT OH PA, LLC
a New York limited liability company
GRC LI TX, LLC,
a Delaware limited liability company
TB TAMPA REAL ESTATE, LLC,
a New York limited liability company
BROADSTONE SC ILLINOIS, LLC,
a New York limited liability company
BROADSTONE SNI EAST, LLC,
a New York limited liability company
BROADSTONE RA CALIFORNIA, LLC,
a New York limited liability company
BROADSTONE PC MICHIGAN, LLC,
a New York limited liability company
BROADSTONE DHCP VA AL, LLC,
a New York limited liability company
BROADSTONE GC KENTUCKY, LLC,
a New York limited liability company
BROADSTONE WI GREAT PLAINS, LLC,
a New York limited liability company
BROADSTONE SNI GREENWICH, LLC,
a New York limited liability company
BROADSTONE BW TEXAS, LLC,
a New York limited liability company
BROADSTONE SF MINNESOTA, LLC,
a New York limited liability company

By:	Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By: Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to Guarantor Acknowledgement for Third Amendment to Credit Agreement

for Broadstone Net Lease LLC]

BROADSTONE BEC TEXAS, LLC,
a New York limited liability company
BROADSTONE OP OHIO, LLC,
a New York limited liability company
BROADSTONE IS HOUSTON, LLC,
a New York limited liability company
BROADSTONE SPS UTAH, LLC,
a New York limited liability company
BROADSTONE NSC TEXAS, LLC,
a New York limited liability company
BROADSTONE HLC MIDWEST, LLC,
a New York limited liability company
BROADSTONE PP ARKANSAS, LLC,
a New York limited liability company
BROADSTONE BT SOUTH, LLC,
a New York limited liability company
BROADSTONE MHH MICHIGAN, LLC,
a New York limited liability company
BROADSTONE PEARL, LLC,
a New York limited liability company
BROADSTONE APLB SC, LLC,
a New York limited liability company
BROADSTONE APLB UTAH, LLC,
a New York limited liability company
BROADSTONE BFC MARYLAND, LLC,
a New York limited liability company
BROADSTONE AC WISCONSIN, LLC,
a New York limited liability company
BROADSTONE STI MINNESOTA, LLC,
a New York limited liability company
BROADSTONE APM FLORIDA, LLC,
a New York limited liability company
BROADSTONE MFEC FLORIDA, LLC,
a New York limited liability company
BROADSTONE TB NORTHWEST, LLC,
a New York limited liability company
NWR REALTY LLC,
a Washington limited liability company
BROADSTONE CI WEST, LLC,
a New York limited liability company

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to Guarantor Acknowledgement for Third Amendment to Credit Agreement

for Broadstone Net Lease LLC]

BROADSTONE CC PORTFOLIO, LLC,
a New York limited liability company
BROADSTONE LC FLORIDA, LLC,
a New York limited liability company
BROADSTONE BEF PORTFOLIO, LLC,
a New York limited liability company
BROADSTONE BW ARKANSAS, LLC,
a New York limited liability company
BROADSTONE BW WINGS SOUTH, LLC,
a New York limited liability company
BROADSTONE FHS TEXAS, LLC,
a New York limited liability company
BROADSTONE JFR PORTFOLIO, LLC,
a New York limited liability company
BROADSTONE KINSTON, LLC,
a New York limited liability company

By:
Name:
Title:

[Signature Page to Guarantor Acknowledgement for Third Amendment to Credit Agreement

for Broadstone Net Lease LLC]